SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: November 12, 2002


                        GOALTIMER INTERNATIONAL, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


COLORADO                        000-49701              84-1159783
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              231 W. Jamison Circle  #15, Littleton, CO 80120
           ----------------------------------------------------------
            (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 734-0235






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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Our November 8, 2002, Lava Rock Holding Corp. purchased 350,000 shares of common stock of Goaltimer International, Inc. from Lee Watson, and purchased 1,500,000 shares from the company for $150,000. Lava Rock Holding Corp. intends to exercise control and seek a merger with a business opportunity in the future.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

               None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

           The current officers intend to resign. The current directors intend to resign upon compliance with Section 14f of the Securities & Exchange Act of 1934.

Leland Watson II, Sandra Watson and Josh Hayman, will resign as Directors upon compliance with Section 14f, of the Securities & Exchange Act of 1934 Mr. Watson resigned effective November 13, 2002 as President of the Company.

As of November 15,  2002,  Mr.Raymond Chou Chien-Hua,  was appointed President.

Mr.Raymond Chou Chien-Hua,   41, Managing Director, Chief Executive Officer and
a principal founder of the CTG Group, graduated from the University of Macau with a bachelor degree in Business Administration. Mr. Chou devotes [90%] of his time working with the CTG Group and will assume the same corporate titles and responsibilities with the Resulting Company at Closing. Mr. Chou is a principal owner of the shares in CTG and will become a principal shareholder of the Resulting Company, holding [61.2%] of all Common Shares after the Closing. Mr. Chou is also the managing director of Shanghai HYD Industries Co. Ltd. since May, 1999. Prior to that, he was General Manager of Shanghai Elan Chemical Industries Co. Ltd. since May, 1992. Mr. Chou spent most of the last three years studying and researching the on-line gaming industry and putting his knowledge to practice by investing his own time and money in setting up the business.

Mr. Chou Chien-Hua will be appointed as a Director effective upon compliance with Notice to Shareholders pursuant to Section 14f of the Securities & Exchange Act of 1934.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None.

        Exhibits - Share Purchase Agreement 10.1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 12, 2002                          GOALTIMER INTERNATIONAL, INC.


                                               /s/Raymond Chou Chien-Hua
                                               ---------------------------
                                               Raymond Chou Chien-Hua, President